UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 Or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 30, 2005

KANSAS GAS AND ELECTRIC COMPANY

(Exact Name of Registrant as Specified in Charter)

KANSAS

(State or Other Jurisdiction of Incorporation)

1-7324	48-1093840
(Commission File Number)	(IRS Employer Identification No.)

777 West Central, Wichita, Kansas	67203
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (316) 261-6611

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1. Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

In 1987, Kansas Gas And Electric Company (“KGE”) entered into a sale and leaseback transaction, in which KGE sold to the Owner Trustee (as defined below), and leased back from the Owner Trustee, its 50% undivided interest in La Cygne Unit 2 (“Unit 2”), an electric generating plant located in Linn County, Kansas. On June 30, 2005, KGE caused the Owner Trustee to refinance the bonds issued in connection with that sale and leaseback transaction. In addition to the refinancing, KGE and the other parties to the transaction amended certain terms of the Lease (as defined below), including an amendment to extend the term of the Lease. The bonds outstanding prior to the refinancing were redeemed with the proceeds from the offering of a new series of bonds—- the 5.647% Secured Facility Bonds, Series 2005, due 2021 (the “Bonds”), in the principal amount of $320,000,000. A portion of the proceeds from the offering of the Bonds was paid by the Owner Trustee, the issuer of such bonds, to Comcast MO Financial Services, Inc., the equity investor in, and beneficiary of, the owner trust of which the Owner Trustee acts as the trustee. The Bonds will be repaid through the rental and other payments made by KGE to the Owner Trustee, as the lessor, pursuant to the Lease. Neither KGE, nor its parent, Westar Energy, are direct obligors, or guarantors, of the Bonds.

Pursuant to Amendment No. 4 dated as of June 30, 2005 to the Lease Agreement dated as of September 1, 1987 as subsequently amended by Amendment No. 1 dated as of October 1, 1987, Amendment No. 2 dated as of August 1, 1989, and Amendment No. 3 dated as of September 18, 1992, between U.S. Bank National Association (as successor in interest to The Connecticut National Bank), as owner trustee (the “Owner Trustee”), and KGE, as lessee (as so amended, the “Lease”) the term of the Lease was extended for a term expiring on September 29, 2029. Additionally, KGE now has the right to exercise the option to buy back the 50% interest in Unit 2 on September 19th of 2015, 2020 or 2025. KGE has also obtained an additional right to request the Owner Trustee to effect a refinancing of the Bonds in the future.

In connection with the amendment to the Lease, KGE entered into the Second Supplemental Indenture dated as of June 30, 2005 to the Trust Indenture, Security Agreement and Mortgage, dated as of September 1, 1987, as supplemented by the First Supplemental Indenture, dated as of September 29, 1992, among the Owner Trustee (not in its individual capacity except to the extent set forth therein but solely as owner trustee under the Trust Agreement dated as of September 1, 1987, as supplemented, between Comcast MO Financial Services, Inc. (formerly named U S West Financial Services, Inc.), as Owner Participant, and the Owner Trustee, KGE and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company)), as Indenture trustee, governing the terms of the Bonds. The Bonds were issued in a private offering exempt from the registration requirements of the Securities Act of 1933, as amended. The Bonds were sold pursuant to a purchase agreement dated June 21, 2005 among KGE, the Owner Trustee and certain initial purchasers named therein. The Bonds bear interest at the rate of 5.647% per annum, payable semi-annually on March 29 and September 29, beginning September 29, 2005 and will mature on March 29, 2021. At any time from June 30, 2005 to, but not including September 29, 2015, the Bonds may be redeemed at a redemption price equal to the greater of (i) 100% of the principal amount or (ii) the sum of the present values of the remaining scheduled payments of the principal amount of the Bonds then outstanding and interest thereon (exclusive of interest to the redemption date) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 25 basis points. On and after September 29, 2015, the Bonds may be redeemed at a redemption price equal to 100% of the principal amount thereof, together with accrued and unpaid interest, if any, and additional interest, if any, to the redemption date.

KGE also entered into a registration rights agreement, dated June 30, 2005, with the certain initial purchasers named therein (the “Registration Rights Agreement”) in connection with the issuance of the Bonds. Pursuant to the Registration Rights Agreement, KGE has agreed to file an exchange offer registration statement or, under certain circumstances, a shelf registration statement, relating to the Bonds with the Securities and Exchange Commission. If KGE fails to comply with certain of its obligations under the Registration Rights Agreement, it will be required to pay additional interest to holders of the Bonds.

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The Bonds have not been registered under the Securities Act of 1933, as amended, or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act of 1933 and applicable state securities laws. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy the Bonds.

KGE maintains ordinary banking and trust relationships with the indenture trustee, Deutsche Bank Trust Company Americas and its affiliates.

The descriptions of the provisions of the agreements set forth above are qualified in their entirety by reference to the full and complete terms contained in such agreements, which are filed as exhibits to this Form 8-K.

Section 2. Financial Information

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01, which is incorporated herein by reference.

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Section 9. Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

Exhibit 4.1	Registration Rights Agreement among Kansas Gas and Electric Company, a Kansas corporation, U.S. Bank National Association, a national banking association, not in its individual capacity but solely as owner trustee, and Credit Suisse First Boston LLC, as Representative of the Several Purchasers, dated June 30, 2005

Exhibit 4.2	Second Supplemental Indenture, dated as of June 30, 2005, to the Trust Indenture, Security Agreement and Mortgage dated as of September 1, 1987, as supplemented by the First Supplemental Indenture dated as of September 29, 1992, among U.S. Bank National Association (as successor in interest to The Connecticut National Bank), a national banking association (not in its individual capacity except to the extent set forth therein but solely as owner trustee under the Trust Agreement dated as of September 1, 1987, as supplemented, between Comcast MO Financial Services, Inc. (formerly named U S West Financial Services, Inc.) as Owner Participant and U.S. Bank National Association (as successor in interest to The Connecticut National Bank) as Owner Trustee), Kansas Gas and Electric Company and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), a New York banking corporation, as trustee

Exhibit 10.1	Amendment No. 1 to the Sublease, dated June 30, 2005, between U.S. Bank National Association (as successor in interest to The Connecticut National Bank), a national banking association, not in its individual capacity but solely as owner trustee under the Trust Agreement with Comcast MO Financial Services, Inc. (formerly named US West Financial Services, Inc.) dated as of September 1, 1987 as sublessor, and Kansas Gas and Electric Company, as sublessee, to the Sublease dated as of September 1, 1987 between the Sublessor and the Sublessee

Exhibit 10.2	Amendment No. 1 to Ground Lease, dated June 30, 2005, between Kansas Gas and Electric Company, as lessor, and U.S. Bank National Association (as successor in interest to The Connecticut National Bank), a national banking association, not in its individual capacity but solely as owner trustee under the Trust Agreement with Comcast MO Financial Services, Inc. (formerly named US West Financial Services, Inc.) dated as of September 1, 1987, as lessee (this “Amendment”) to the Ground Lease dated as of September 1, 1987 between the lessor and the lessee

Exhibit 10.3	Amendment No. 4 to Lease Agreement, dated June 30, 2005, between U.S. Bank National Association (as successor in interest to The Connecticut National Bank), a national banking association, not in its individual capacity but solely as owner trustee under a Trust Agreement, dated as of September 1, 1987, between Comcast MO Financial Services, Inc., (formerly named US West Financial Services, Inc.), a Colorado corporation, and Owner Trustee, as lessor, and Kansas Gas and Electric Company, a Kansas corporation, as lessee

Exhibit 10.4	Second Supplemental Participation Agreement, dated June 30, 2005, among U.S. Bank National Association (as successor in interest to The Connecticut National Bank), a national banking association, not in its individual capacity except to the extent set forth herein but solely as owner trustee under the Trust Agreement dated as of September 1, 1987, Deutsche Bank Trust Company Americas (as successor in interest to Bankers Trust Company), a New York banking corporation, in its individual capacity to the extent set forth therein and as indenture trustee, Comcast MO Financial Services, Inc. (formerly named US West Financial Services, Inc.), a Colorado corporation, as owner participant, and Kansas Gas and Electric Company, a Kansas corporation, as lessee

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Kansas Gas and Electric Company

Date: July 1, 2005	By:	/s/ Larry D. Irick
	Name:	Larry D. Irick
	Title:	Secretary

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit
4.1	Registration Rights Agreement among Kansas Gas and Electric Company, a Kansas corporation, U.S. Bank National Association, a national banking association, not in its individual capacity but solely as owner trustee, and Credit Suisse First Boston LLC, as Representative of the Several Purchasers, dated June 30, 2005

4.2	Second Supplemental Indenture, dated as of June 30, 2005, to the Trust Indenture, Security Agreement and Mortgage dated as of September 1, 1987, as supplemented by the First Supplemental Indenture dated as of September 29, 1992, among U.S. Bank National Association (as successor in interest to The Connecticut National Bank), a national banking association (not in its individual capacity except to the extent set forth therein but solely as owner trustee under the Trust Agreement dated as of September 1, 1987, as supplemented, between Comcast MO Financial Services, Inc. (formerly named U S West Financial Services, Inc.) as Owner Participant and U.S. Bank National Association (as successor in interest to The Connecticut National Bank) as Owner Trustee), Kansas Gas and Electric Company and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), a New York banking corporation, as trustee

10.1	Amendment No. 1 to the Sublease, dated June 30, 2005, between U.S. Bank National Association (as successor in interest to The Connecticut National Bank), a national banking association, not in its individual capacity but solely as owner trustee under the Trust Agreement with Comcast MO Financial Services, Inc. (formerly named US West Financial Services, Inc.) dated as of September 1, 1987 as sublessor, and Kansas Gas and Electric Company, as sublessee, to the Sublease dated as of September 1, 1987 between the Sublessor and the Sublessee

10.2	Amendment No. 1 to Ground Lease, dated June 30, 2005, between Kansas Gas and Electric Company, as lessor, and U.S. Bank National Association (as successor in interest to The Connecticut National Bank), a national banking association, not in its individual capacity but solely as owner trustee under the Trust Agreement with Comcast MO Financial Services, Inc. (formerly named US West Financial Services, Inc.) dated as of September 1, 1987, as lessee (this “Amendment”) to the Ground Lease dated as of September 1, 1987 between the lessor and the lessee

10.3	Amendment No. 4 to Lease Agreement, dated June 30, 2005, between U.S. Bank National Association (as successor in interest to The Connecticut National Bank), a national banking association, not in its individual capacity but solely as owner trustee under a Trust Agreement, dated as of September 1, 1987, between Comcast MO Financial Services, Inc., (formerly named US West Financial Services, Inc.), a Colorado corporation, and Owner Trustee, as lessor, and Kansas Gas and Electric Company, a Kansas corporation, as lessee

10.4	Second Supplemental Participation Agreement, dated June 30, 2005, among U.S. Bank National Association (as successor in interest to The Connecticut National Bank), a national banking association, not in its individual capacity except to the extent set forth herein but solely as owner trustee under the Trust Agreement dated as of September 1, 1987, Deutsche Bank Trust Company Americas (as successor in interest to Bankers Trust Company), a New York banking corporation, in its individual capacity to the extent set forth therein and as indenture trustee, Comcast MO Financial Services, Inc. (formerly named US West Financial Services, Inc.), a Colorado corporation, as owner participant, and Kansas Gas and Electric Company, a Kansas corporation, as lessee